Exhibit 99.2 REGULATORY INFORMATION NATURAL GAS DISTRIBUTION MARCH 2019Exhibit 99.2 REGULATORY INFORMATION NATURAL GAS DISTRIBUTION MARCH 2019

REGULATORY OVERVIEW
NATURAL GAS DISTRIBUTION

CenterPoint Energy

State	Authorized Capital Structure	Authorized ROE	Rate Case Base Year	Estimated Year End 2018 Rate Base
Arkansas	Equity (MBSA): 31% (1) Equity (Traditional): 48.5%	9.50% (1)	2015	$ 518
Indiana North	Equity (Ratemaking): 49% (2) Equity (Traditional): 56%	10.20%	2006	$ 1,424
Indiana South	Equity (Ratemaking): 47% (2) Equity (Traditional): 55%	10.15%	12 Months ended March 2006	$ 381
Louisiana	48% Debt / 52% Equity	9.95%	North Louisiana - 2003 South Louisiana - 2002	$ 156
Minnesota	MN Does not have a specificed cap structure or ROE	ROR: 7.12%	2016 (3)	$ 1,111 (4)
Mississippi	50% Debt / 50% Equity	9.59%	1995	$ 131
Ohio	49% Debt / 51% Equity	10.60%	2008 (5)	$ 790
Oklahoma	45% Debt / 55% Equity	10.00% (6)	2004 (6)	$ 65
Texas	44.5% Debt / 55.5% Equity (5)	9.67% (7)	Beaumont/E. TX 2011 South Texas 2017 Houston 2016 Texas Coast 2016	$ 1,227

Footnotes	
(1)	The Arkansas Public Service Commission employs a Modified Balance Sheet Approach (MBSA) to determine a utility's capitalization structure. Certain liabilities that are deducted from rate base under the traditional approach of calculating the rate of return are included in the capital structure under the MBSA. These liabilities include accumulated deferred income taxes, customer deposits, and current, accrued and other liabilities
(2)	The Indiana Commission historically utilizes a Ratemaking capital structure to determine the utility's capitalization. Certain liabilities that are deducted from rate base under the traditional approach of calculating the rate of return are included in the capital structure in Indiana. For Indiana North and Indiana South, these liabilities include accumulated deferred income taxes, customer deposits, and pension and post-retirement benefits liabilities
(3)	Forward test year was October 2017 - September 2018
(4)	Key metrics include unregulated services in Minnesota consisting of residential appliance repair and maintenance services along with heating, ventilating and air conditioning (HVAC) equipment sales
(5)	Blended test year was June-August 2007 actual, September 2007 - May 2008 budgeted
(6)	OCC approved a joint stipulation in July 2016 that provides for an allowed ROE of 10% and a capital structure of 54.96% common equity, 0.04% preferred, and 45% debt effective for the 2016 calendar year
(7)	Blended weighted average of Beaumont/East Texas, South Texas, Houston and Texas Coast

Projected year-end rate base is the total rate base for the year and not just the amount that has been reflected in rates; Amounts shown may differ from regulatory filings

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RECOVERY MECHANISMS AND FILINGS[1]
NATURAL GAS DISTRIBUTION

Jurisdiction	Mechanism	Definition/Description
Arkansas	Energy Efficiency Rider (EE)	Recovery of a performance incentive and incremental costs associated with energy efficiency programs approved by the Public Service Commission.
	Formula Rate Plan (FRP) Rider	Annual mechanism for capital and expense recovery based on a fully projected test year, with a true-up component, using the same ROE and class apportionments approved in 15-098-U.
	Weather Normalization Adjustment (WNA)	An annual mechanism used to normalize the impact of heating degree day variations between November 1 and April 30.

CenterPoint Energy Arkansas Rate & Tariff webpage: http://www.centerpointenergy.com/en-us/Services/Pages/rates-and-tariffs-AR.aspx

Jurisdiction	Mechanism	Definition/Description
North and South Louisiana	Rate Stabilization Plan (RSP)	Mechanism that will adjust rates up or down if CenterPoint's return on equity (ROE) is more than 50 basis points above or below the allowed ROE. Rates will be increased (decreased) by the amount necessary to increase (decrease) the earned ROE to equal the allowed ROE.
	Weather Normalization Adjustment (WNA)	An annual mechanism used to normalize the impact of heating degree day variations between November 1 and April 30.

CenterPoint Energy Louisiana Rate & Tariff webpage: http://www.centerpointenergy.com/en-us/Services/Pages/rates-and-tariffs-LA.aspx

Jurisdiction	Mechanism	Definition/Description
Minnesota	Conservation Improvement Program (CIP)	Recovery of an incentive and incremental Conservation Improvement Program costs as approved by the MN Public Utility Commission.
	Minnesota Property Tax Tracker	Tracking mechanism to ensure recovery of actual property tax paid by the Company pursuant to the applicable annual Truth-in-Taxation statements, less the amount included in rates, and less any amounts recovered in litigation that the Company has filed or may file regarding its property tax assessments.
	Revenue Decoupling Rider	Revenue stabilization mechanism used to adjust revenues impacted by changes in natural gas consumption, including usage and weather.

CenterPoint Energy Minnesota Rate & Tariff webpage: http://www.centerpointenergy.com/en-us/Corp/Pages/rates-and-tariffs-MN.aspx

[1] In addition to rate mechanisms listed, Natural Gas Distribution's incurred natural gas cost is a pass through expense that is fully recovered in customer rates in all jurisdictions

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RECOVERY MECHANISMS AND FILINGS[1] NATURAL GAS DISTRIBUTION

Jurisdiction	Mechanism	Definition/Description
Mississippi	Rate Regulation Adjustment (RRA)	Mechanism that will adjust rates up or down if CenterPoint's earned return on equity is more than 100 basis points above or below the allowed return on equity. If earned returns are more than 100 basis points above the allowed return, a portion of the earned return that is greater than the allowed return plus 50 basis points shall be shared on a 75%/25% basis between the customers and CenterPoint. If earned returns are more than 100 basis points below the allowed return, base rates shall be increased for the amount necessary, in total, to restore the return of equity to the allowed return.
	Weather Normalization Adjustment (WNA)	An annual mechanism used to normalize the impact of heating degree day variations between November 1 and April 30.
	Energy Efficiency Cost Recovery Rider (EECR)	An annual mechanism used to recover incremental energy efficiency program costs approved by the MPSC.
	Supplemental Growth Rider pilot (SG)	A pilot program designed to encourage industrial development and job creation by providing an incentive to extend gas service to industrial projects which are otherwise not feasible to fund
CenterPoint Energy Mississippi Rate & Tariff webpage: http://www.centerpointenergy.com/en-us/Services/Pages/rates-and-tariffs-MS.aspx		
Oklahoma	Performance Based Rate Change Plan (PBRC)	Mechanism that will adjust rates up or down if CenterPoint's earned return on equity is more than 50 basis points above or below the allowed return on equity. If earned returns are more than 50 basis points above the allowed return, the portion of the earned return that is greater than 50 basis points above the allowed return shall be shared on a 75%/25% basis between the customers and CenterPoint. If earned returns are more than 50 basis points under the allowed return, base rates shall be increased for the amount necessary, in total, to restore the return of equity to the allowed return.
	Energy Efficiency Rider (EE)	Recovery of a performance incentive and incremental costs associated with energy efficiency programs approved by the Public Service Commission.
	Weather Normalization Adjustment (WNA)	An annual mechanism used to normalize the impact of heating degree day variations between November 1 and May 31.
CenterPoint Energy Oklahoma Rate & Tariff webpage: http://www.centerpointenergy.com/en-us/Services/Pages/rates-and-tariffs-OK.aspx		
Texas [2]	Gas Reliability Infrastructure Program (GRIP)	Recovery mechanism that allows an annual interim rate adjustment to recover the return on new capital investment made in the preceding year plus associated depreciation expense and property taxes.
	Texas Commission Rule TAC §8.209	Recovery of capital investment necessary to comply with Commission Rule §8.209, which requires gas distribution operators to develop and implement a risk-based program for the removal or replacement of distribution facilities.
	Texas Safety and System Integrity Deferred Regulatory Asset (SSI)	Recovery of operations and maintenance expense related to third-party pipeline integrity work needed to meet the company's obligation to provide a safe and reliable service and comply with state and federal pipeline safety regulations.
CenterPoint Energy Texas Rate & Tariff webpage: http://www.centerpointenergy.com/en-us/Corp/Pages/rates-and-tariffs-TX.aspx		

(1) In addition to rate mechanisms listed, Natural Gas Distribution's incurred natural gas cost is a pass through expense that is fully recovered in customer rates in all jurisdictions
(2) Pension expense deferral allowed for variance between actual pension expense and the amount reflected in rates; reconciled in future rate cases

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RECOVERY MECHANISMS AND FILINGS[1]
NATURAL GAS DISTRIBUTION

CenterPoint Energy

Jurisdiction	Mechanism	Description
Gas - Indiana (2 Jurisdictions)	Compliance and System Improvement Adjustment (CSIA)	Recovers approved capital investments (return on and of) and related costs associated with both Transmission, Distribution, and Storage System Improvement (TDSIC) and federally mandated compliance capital investment as provided by Indiana statutes for the purposes of safety, reliability, system modernization, or economic development. Filings are made semi-annually to recover historical investments . Indiana statute provides for rate recovery of 100% of the costs, inclusive of return, related to these capital investments and related operating expenses, with 80% of the costs, including a return, recovered via a tracking mechanism and 20% of the costs deferred and recovered in the next base rate proceeding. The adjustment mechanism is capped at an annual increase in retail revenues of not more than 2%.
	Demand Side Management (DSM) and Decoupling	Gas conservation program and recovery mechanism for the costs associated with these programs (the Energy Efficiency Rider). Within the Energy Efficiency Rider, Decoupling was established to recover the base margin per customer approved by the Commission in the last base rate case.
	Rate Case (Future)	Statute mandates are base rate case prior to the end of the TDSIC Plan, which is a 7 year plan. A rate case is planned to be filed by the end of 2020.
	Other	Recovery of unaccounted for gas and the gas cost portion of bad debt expense.

Gas - Ohio	Distribution Replacement Rider (DRR)	Recovers approved capital investments (return on and of) and related costs associated with a Bare Steel and Cast Iron Replacement Program. Filings are made annually to include historical investments. The Order limits the resulting DRR fixed charge per month for residential and small general service customers to specific graduated levels.
	Ohio House Bill 95 (HB95)	Defers impacts of the capital expenditure program not covered by the DRR, as well as expenditures necessary to comply with PUCO rules, regulations, orders, and system expansion to certain new customers. Contains a prospective bill impact evaluation on the cumulative deferrals.
	Rate Case (Pending)	A settlement was filed in January 2019 with a majority of parties. The settlement supports straight-fixed-variable rate design continuation for residential customers and expansion to small commercial customers. The settlement also supports the extension of the DRR, continuation of HB 95 deferrals, and a new mechanism to recover future deferrals over the life of the investments. An order is expected later in 2019.
	Rate Case (Future)	Rate case required to be filed, per the pending settlement, by the end of 2024.
	Other	Recovery of leak repair costs; bad debt expense; energy efficiency program costs; and costs associated with managing those that supply customers natural gas.

[1] In addition to rate mechanisms listed, Natural Gas Distribution's incurred natural gas cost is a pass through expense that is fully recovered in customer rates in all jurisdictions. In Ohio, the utility does not supply natural gas to customers.

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ESTIMATED FILING TIMELINE
NATURAL GAS DISTRIBUTION

CenterPoint Energy

Jurisdiction	2019				2020				2021				2022				2023			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Houston Gas		GRIP				GRIP				GRIP				GRIP				GRIP		RC →
Texas Coast		GRIP				GRIP				GRIP				GRIP				GRIP		RC →
South Texas		GRIP				GRIP				GRIP				GRIP				GRIP		
Beaumont / East Texas		GRIP		Rate Case						GRIP				GRIP				GRIP		
Minnesota					Rate Case (Interim Rates)								Rate Case (Interim Rates)							
Arkansas & Texarkana TX		FRP				FRP				FRP				FRP				FRP		
Oklahoma		PBRC				PBRC				PBRC				PBRC				PBRC		
Louisiana				RSP				RSP				RSP				RSP				RSP →
Mississippi		RRA				RRA				RRA				RRA				RRA		
Indiana North			CSIA-10		CSIA-11		CSIA-12		CSIA-13		CSIA-14		CSIA-1 (Phase II)		CSIA-2 (Phase II)		CSIA-3 (Phase II)		CSIA-4 (Phase II)	
			DSM/Decoupling Ext																	
						Rate Case														
Indiana South			CSIA-10		CSIA-11		CSIA-12		CSIA-13		CSIA-14		CSIA-1 (Phase II)		CSIA-2 (Phase II)		CSIA-3 (Phase II)		CSIA-4 (Phase II)	
			DSM/Decoupling Ext																	
						Rate Case														
Ohio	Rate Case																Rate Case			
		DRR				DRR				DRR				DRR				DRR		

Note: Rate filings and timelines are subject to change and may be impacted by factors such as regulatory, legislative and economic factors
Note 2: Items with an → may continue into 2024

Rate Case Proceeding (RC)
Mechanisms

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